EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of August 27, 2013, by and among WaferGen Bio-systems, Inc., a Nevada corporation (the “Company”), and the persons who have executed the signature page(s) hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS:

WHEREAS, the Company has entered into that certain Exchange Agreement with the Investors (the “Exchange Agreement”) pursuant to which the Investors are acquiring from the Company shares of Series 1 Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series 1 Preferred Stock”), shares of Common Stock (as defined below) of the Company (the “Exchange Common Stock”) and certain warrants to purchase shares of Common Stock of the Company (the “Warrants”), as described in the Exchange Agreement; and

WHEREAS, in furtherance of the Exchange Agreement, the parties hereto are entering into this Agreement, pursuant to which the Company will provide certain registration rights under the Securities Act (as defined below) with respect to the shares of Exchange Common Stock and the shares of Common Stock issuable upon conversion of the Series 1 Preferred Stock and/or upon the exercise of the Warrants, as the case may be.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.           Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Investors that they are required, because of the occurrence of an event of the kind described in Section 4(e) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that sales pursuant to such Registration Statement or a new or amended Registration Statement may resume.  To the extent that any Blackout Period lasts more than 30 Trading Days at a time or is implemented more than three times in any twelve-month period, such Blackout Period shall be considered as part of an Event (as defined below) determination.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Commission” means the U. S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Commission Guidance” means (i) any publicly-available or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of:  (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.  The term “controlled” shall have a correlative meaning.

“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of the Series 1 Preferred.

“Effective Date” means the date on which the Registration Statement is declared effective by the Commission.

“Effectiveness Deadline” means with respect to any Registration Statement filed hereunder, the earlier of the following (except as otherwise provided in this Agreement):  (i) the 5th Trading Day following the date that the Commission notifies the Company that such Registration Statement will not be reviewed or is no longer subject to review or comment or (ii) in the event the Commission reviews such Registration Statement, the 90th day following the filing date of such Registration Statement; provided, that if in any case the Effectiveness Deadline falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Deadline shall be the following Business Day.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Filing Deadline” means (a) with respect to the Initial Registration Statement required hereunder, the 30th Business Day following the closing of the transactions pursuant to the Exchange Agreement; and (b) with respect to any Additional Registration Statement required hereunder, the 10th Trading Day after the date that the Company is allowed to file such Additional Registration Statement by the Commission or Commission Guidance provided to the Company.

“Holder” means each Investor, any of such Investor’s respective successors and assigns or any other Person who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from an Investor or from any other Person.

“Majority Holders” means at any time Holders representing at least sixty-seven percent (67%) of then Registrable Securities.

“Person” means any natural person, general or limited partnership, trust, corporation, limited liability company, firm, association, governmental authority or other legal entity.

“Piggyback Registration” means, in any registration of Common Stock referenced in Section 3(b), the right of each Holder to include the Registrable Securities of such Holder in such registration.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Exchange Common Stock, the Conversion Shares and the Warrant Shares; provided, that Registrable Securities held by any Holder will cease to be Registrable Securities when (A) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (B) such securities have been disposed of pursuant to Rule 144 promulgated under the Securities Act, (C) such securities are eligible for sale under Rule 144(b)(1) without restriction, or (D) such securities have ceased to be outstanding; it being acknowledged and agreed that any shares of Exchange Common Stock or Conversion Shares as to which the Unrestricted Conditions (as defined in the Exchange Agreement) have been met as of the date of filing of the Initial Registration Statement, shall not be included in the Initial Registration Statement on the date of its initial filing by virtue of clause (C) of this definition.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day” means any day on which such national securities exchange, the OTC Bulletin Board or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.           Term.  This Agreement shall terminate on the earliest of:  (i) two years from the Effective Date; (ii) such date on which all Registrable Securities held or entitled to be held upon exercise by every Holder may immediately be sold under Rule 144 during any ninety (90) day period; or (iii) the date otherwise terminated as provided herein.

3.           Registration.

(a)           Registration on Form S-1.  Subject to the terms and conditions of this Agreement, as promptly as possible after the date hereof, but in any event on or prior to the Filing Deadline, the Company shall prepare and file with the Commission a registration statement covering the resale of the Registrable Securities (the “Initial Registration Statement”).  The Registration Statement filed hereunder shall be on Form S-1 or Form S-3 if the Company is then eligible to use such form, or other applicable form.  The Initial Registration Statement, and any other registration statement filed pursuant to this Agreement, shall include a plan of distribution substantially in the form set forth in Exhibit A (the “Plan of Distribution”), except if otherwise directed by the Investors or required by the Commission.  Notwithstanding the registration obligations set forth in this Section 3(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 under the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or Form S-3 if the Company is then eligible to use such form or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use reasonable best efforts to cause the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.  Notwithstanding any other provision of this Agreement to the contrary, if any Commission Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders), and second by Registrable Securities represented by the Conversion Shares (applied, in the case that some such Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of such unregistered Conversion Shares held by such Holders), and third by Registrable Securities represented by the Exchange Common Stock (applied to the Holders on a pro rata basis based on the total number of unregistered shares of Exchange Common Stock held by such Holders).  In the event the Company amends the Initial Registration Statement, the Company will use reasonable best efforts to file with the Commission, as promptly as allowed by the Commission or Commission Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or Form S-3 if the Company is then eligible to use such form or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended (the “Additional Registration Statements”).  For purposes of this Agreement, the Initial Registration Statement and any Additional Registration Statement may be referred to as a “Registration Statement.”

(b)           Effectiveness of Registration Statement.

1.           The Company shall use reasonable best efforts to have the Initial Registration Statement declared effective by the Commission as promptly as reasonably possible after the filing thereof, but in any event on or prior to the Effectiveness Deadline.

2.           The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of the Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which date of confirmation shall be the date requested for effectiveness of such Registration Statement.  The Company shall, by 9:30 A.M. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b) under the Securities Act.  Failure to so notify the Holders on or before the second Trading Day after such notification or effectiveness or failure to file a final prospectus as aforesaid shall be deemed an Event under Section 3(c).

(c)           Events.  If:  (i) any Registration Statement is not filed with the Commission on or prior to its applicable Filing Deadline, (ii) any Registration Statement is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to its applicable Effectiveness Deadline or (iii) after any Registration Statement is declared effective, the Holders are not permitted to utilize the Prospectus to resell such Registrable Securities for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update the Registration Statement) for more than an aggregate of thirty (30) consecutive Trading Days or forty-five (45) Trading Days (which need not be consecutive days) during any twelve (12) month period, (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date on which such thirty (30) or forty-five (45) calendar day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, (x) on each Event Date the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate “Deemed Purchase Price” paid by such Holder under the Exchange Agreement which such Deemed Purchase Price shall equal $2.00 per share of Common Stock or per share of Common Stock issuable upon conversion of shares of Series 1 Preferred Stock received by such Investor pursuant to the Exchange Agreement; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the Deemed Purchase Price.  It shall be a condition precedent to the obligations of the Company to pay any liquidated damages pursuant to this Section 3(c) with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it.  The partial liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event.  Notwithstanding the foregoing, the maximum payment to any Holder associated with all Events in the aggregate shall not exceed (i) in any 30-day period following an Event Date, an aggregate of 1% of the Deemed Purchase Price and (ii) 10% of the Deemed Purchase Price.

(d)           Piggyback Registration.  Piggyback Registration rights shall apply to any Registrable Securities that are removed from the Registration Statement as a result of a requirement by the Commission (“Piggyback Registrable Securities”).  If, after the Effective

Date, the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (x) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) (including a registration on Form S-8) or (y) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, then the Company shall promptly give to the Holders of Piggyback Registrable Securities written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall, subject to Section 3(c), include as a Piggyback Registration all of the Piggyback Registrable Securities specified in a written request delivered by the Holder thereof within 10 calendar days after delivery to the Holder of such written notice from the Company.  However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other selling stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.  Nothing herein shall preclude the Company from filing another registration statement at any time.

(e)           Underwriting.  If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Holders of the Registrable Securities eligible for inclusion in such Registration Statement pursuant to Section 3(b).  In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or such other selling stockholders, as applicable.  Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The Company shall so advise all Holders (except those Holders who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Holder the number of shares of Registrable Securities that may be included in the registration and underwriting, if any.  The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated among such Holders as follows:

1.           If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

2.           If the Piggyback Registration was initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter.  The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

4.           Registration Procedures for Registrable Securities.  The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement.  At its expense with respect to the Registration Statement, the Company will:

(a)           use its commercially reasonable efforts to cause any Registration Statement to remain effective until the earlier of (i) the date on which all of the Registrable Securities covered by the Registration Statements have been sold by the Holders pursuant to a Registration Statement filed pursuant to this Agreement (but not before the expiration of the applicable prospectus delivery requirements), (ii) the date on which either all of the Registrable Securities are distributed or saleable to the public without volume or manner of sale limitations pursuant to Rule 144 (including, without limitation, limitations imposed due to the Holder being deemed an Affiliate of the Company) and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 (the “Effectiveness Period”).  Each Holder agrees to furnish to the Company a completed questionnaire (a “Selling Securityholder Questionnaire”) not later than five (5) Business Days following the date on which such Holder receives the form of Selling Securityholder Questionnaire with respect to such Registration Statement;

(b)           (i) prepare and file with the Commission such amendments, including post-effective amendments, to any Registration Statement filed pursuant to this Agreement and any Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such Additional Registration Statements necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus of any Registration Statement filed pursuant to this Agreement to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as selling stockholders named in such Registration Statement but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to each Registration Statement filed pursuant to this Agreement and the disposition of all Registrable Securities covered by such Registration Statement.

(c)           furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(d)           use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or qualify as a dealer in securities under the securities laws of such jurisdiction, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(e)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(f)           comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(g)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(h)           use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the OTC Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(i)           provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(j)           cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates representing Registrable Securities to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(k)           during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act; and

(l)           take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement during the term of this Agreement.

5.           Suspension of Offers and Sales.  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.           Registration Expenses.  The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes.  Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7.           Assignment of Rights.  Any Holder may assign its rights under this Agreement with respect to its Registrable Securities to any Person as long as:  (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.           Information by Holder.  A Holder shall provide to the Company all such information, including information regarding such Holder and the distribution proposed by such Holder, and all such materials, including a Selling Securityholder Questionnaire and updates thereto, as may be requested, and take all such action, in each case as may be required or reasonably requested in order to permit the Company to comply with all applicable requirements of the Securities Act, the Exchange Act and any applicable regulatory or self-regulatory authority and the obligations and requirements of this Agreement, such provision of information and materials to be a condition precedent to the obligations of the Company pursuant to this Agreement to register the Registrable Securities held by such Holder.

9.           Indemnification.

(a)           In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act, the Exchange Act or any state securities laws or any rule or regulation promulgated under such laws in connection with any such registration, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.  The Company shall notify the Holders promptly of any such actions or proceedings of which the Company is aware in connection with any registration statement filed pursuant to this Agreement.

(b)           As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder severally, and not jointly, agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, partner, legal counsel, accountant, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished by the Holder specifically for use in the preparation thereof, and such Holder shall reimburse the Company, and the Company’s directors, officers, partners, legal counsel, accountants, underwriters, and control persons for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided, however, that indemnity obligation contained in this Section 9(b) shall in no event exceed the amount of the net proceeds received by such Holder as a result of the sale of such Holder’s Registrable Securities pursuant to such registration statement.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, partner, legal counsel, accountant, underwriter or controlling person and shall survive the transfer by any Holder of such shares.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 9 (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, in which case the indemnified party shall be entitled to retain its own counsel at the expense of such indemnifying party; provided, that no indemnifying party shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.  Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)           If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and 9(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)           If the indemnification provided for in Section 9(a) or 9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)           Other Indemnification.  Indemnification similar to that specified in this Section 9 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.           Rule 144.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell Registrable Securities to the public without registration, as long as any Holder owns Registrable Securities, the Company shall use its best efforts to (i) timely file all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act or, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available the information specified in Rule 144(c)(2) promulgated under the Securities Act, including, without limitation, annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act, and (ii) furnish to the Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and (B) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the Commission that permits the sale of any such Registrable Securities without registration.

11.           Independent Nature of Each Investor’s Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and each Investor shall not be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein and no action taken by any Investor pursuant hereto, shall be deemed to constitute such Investors as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

12.           Underwritten Offering.

(a)           If an offering pursuant to a Registration Statement is to be underwritten, the Company shall enter into any necessary agreements in connection therewith (including an underwriting agreement containing customary representations, warranties, and agreements).

(b)           To the extent any Holders (“Initiating Party”) intend to distribute Registrable Securities covered by any Registration Statement filed pursuant to this Agreement in an underwritten public offering, all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Agreement, if the underwriter advises an Initiating Party in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Party shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Party, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder and to be included in the underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities, if any, including without limitation securities proposed to be registered and issued by the Company are first entirely excluded from the underwriting.

13.           Miscellaneous.

(a)           No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement that permits other securities of the Company to be registered on any Registration Statement filed pursuant to this Agreement.  The Company shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4 until the date that is thirty (30) days after all of the Registrable Securities have been registered on an effective Registration Statement.

(b)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, both substantive and remedial, without regard to New York conflicts of law principles.  Any judicial proceeding brought against the Company or any of the other parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts.  The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(c)           Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(d)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, executors and administrators of the parties hereto.

(e)           No Inconsistent Agreements.  The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f)           Entire Agreement.  This Agreement, together with the Exchange Agreement, including schedules and exhibits thereto, and the other documents referred to therein or that specifically indicate that they were delivered to the Investors in connection with the Exchange Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(g)           Notices, etc.  All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if transmitted by hand delivery, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by nationally recognized overnight carrier, to the persons at the addresses set forth below (or at such other address as a party hereto shall have furnished to the other parties in writing in accordance with the notice provisions hereunder), and shall be deemed to have been delivered (i) if transmitted by hand delivery, as of the date delivered, (ii) if transmitted by facsimile or electronic mail, as of the date so transmitted with an automated confirmation of delivery, (iii) if transmitted by nationally recognized overnight carrier, as of the Business Day following the date of delivery to the carrier, and (iv) if transmitted by registered or certified mail, postage pre-paid, on the third Business Day following posting with the U.S. Postal Service:

If to the Company to:

WaferGen Bio-systems, Inc.
7400 Paseo Padre Parkway
Fremont, CA 94555
Attention:  John Harland, Chief Financial Officer
Facsimile:  (510) 651-4599

with copy to:

K&L Gates LLP
Hearst Tower, 47th Floor
214 North Tryon Street
Charlotte, NC 28202
Attn: Mark Busch
Fax: (704) 353-3140

if to an Investor:

to such Investor at the address set forth on the signature page hereto.

(h)           Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(i)           Severability.  In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)           Amendments.  The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders.  The Investors acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Investors under this Agreement.

(k)           Counterparts.  This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original.

[SIGNATURE PAGES FOLLOW]

This Registration Rights Agreement is hereby executed as of the date first above written.

THE COMPANY: WaferGen Bio-systems, Inc.

By:
Name:
Title:

[Registration Rights Agreement]

This Registration Rights Agreement is hereby executed as of the date first above written.

INVESTOR: [_______________]

By:
Name:
Title:

[Registration Rights Agreement]

Exhibit A

The selling stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits investors;

• block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• to cover short sales made after the date that this registration statement is declared effective by the SEC;

• broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

• through the distribution of common stock by any selling stockholder to its partners, members or stockholders;

• any other method permitted pursuant to applicable law; and

• a combination of any such methods of sale.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The compensation of any particular broker-dealer may be in excess of what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon a selling stockholder’s notification to us that any material arrangement has been entered into with a broker-dealer for the sale of such stockholder’s common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. Inaddition, upon our being notified in writing by a selling stockholder that a donee or pledgee intends to sell more than 500 shares of common stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the donees, assignees, transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed any necessary supplements to this prospectus under Rule 424(b), or other applicable provisions of the Securities Act, supplementing or amending the list of selling stockholders to include such donee, assignee, transferee, pledgee, or other successor-in-interest as a selling stockholder under this prospectus.

In the event that the selling stockholders are deemed to be “underwriters,” any broker-dealers or agents that are involved in selling the shares will be deemed to be “underwriters” within the meaning of the Securities Act, in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of the shares of common stock will be paid by the selling stockholder and/or the purchasers. Each selling stockholder has represented and warranted to us that it acquired the securities subject to this registration statement in the ordinary course of such selling stockholder’s business and, at the time of its purchase of such securities such selling stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

If a selling stockholder uses this prospectus for any sale of the common stock, it will be subject to any applicable prospectus delivery requirements of the Securities Act. The selling stockholders will be responsible to comply with the applicable provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such selling stockholders in connection with resales of their respective shares under this registration statement.

We have agreed with the selling stockholders to keep this registration statement effective until all of the shares covered by this registration statement have been sold, or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 promulgated under the Securities Act, without the requirement for us to be in compliance with the current public information requirement under Rule 144.

We are required to pay all fees and expenses incident to the registration of the shares, but we will not receive any proceeds from the sale of the common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.